UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14th, 2011

ASPIRE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27773	91-1869317
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18 Crown Steel Drive, Unit #18, Markham, Ontario L3R 9X8
(Address of principal executive offices)

(905) 943-9996
(Registrants’ telephone number, including area code)

Perfisans Holdings, Inc.
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 14th, 2011, Aspire International Inc. (the “Company”) and Candid Global Resources Hong Kong Ltd, entered into a  Asset Purchase Agreement whereby Candid Global Resources Hong Kong Ltd  agreed to sell 100 % of their assets, including the sub-entity known as “Mygos” and related trademarks and intellectual property, for 10,000,000 common shares of Aspire International Inc.

The business of Aspire International Inc. is described herein: Aspire International Inc. is a Maryland corporation whose executive offices are in Toronto, Ont. Canada. Aspire has business in electronics and mining area.

Candid Global Resources Hong Kong Ltd. - A Hong Kong Limited Liability Company providing  online-shopping services business.

Item 9.01  Exhibits.

(a)    Exhibits

10.1	Asset Purchase Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ASPIRE INTERNATIONAL INC.

By: /s/ Bok Wong
Bok Wong, Chief Executive Officer